Exhibit 10.9

DELAYED DRAW TERM NOTE

$3,950,000.00

New York, New York

May 9, 2018

FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of KEYBANK NATIONAL ASSOCIATION or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at 660 White Plains Road, 2nd Floor, Tarrytown, NY 10591, the principal sum of THREE MILLION NINE HUNDRED FIFTY THOUSAND DOLLARS ($3,950,000.00), or if less, the aggregate principal amount of the Delayed Draw Term Loan payable at such times and in such amounts as are specified in the Agreement as defined below.

The undersigned also promises to pay interest in like funds on the unpaid principal amount hereof from time to time outstanding at said office from the date hereof until paid at the rates and at the times provided in the Agreement.

This Delayed Draw Term Note (as amended, restated, supplemented or otherwise modified from time to time, this “Note”) is a Delayed Draw Term Note referred to in the Credit Agreement, dated as of December 23, 2016, between, the undersigned and the Lender (as amended, restated, modified and/or supplemented from time to time, the “Agreement”) and is entitled to the benefits thereof and of the other Loan Documents (as such term and each other capitalized term used herein are defined in the Agreement hereinafter referred to). This Note is secured by and entitled to the benefits of the Security Agreement. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Delayed Draw Maturity Date, in whole or in part.

In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The liability of the Borrower shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Lender, including, without limitation, any release of any other party, extension of time, renewal, waiver or other modification. Any forbearance, failure, or delay by the Lender in exercising any right, power or remedy under this Note or under applicable law shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

The undersigned hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature Page to Follow]

NYM HOLDING, INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	President

[Signature Page to Delayed Draw Term Note]